VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 124

                        Investment Grade Trust, Series 28

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 17, 2008

   Lehman Brothers Holding, Inc. recently filed a petition under Chapter 11 of U.S. Bankruptcy Code. The bonds issued by Lehman Brothers Holdings and held by the above-referenced Trust (the "Bonds"), have failed to pay the semi-annual interest payment scheduled for September 15, 2008. The Trustee has stopped accruing interest on the Bonds, which will result in a reduction of the annual income distributions made by the Trust.

   It is currently anticipated that the valuation of the Bonds will significantly decline from the offering price to the Trust as of the date of the prospectus. The Trustee will notify Unit holders of significant developments concerning the Bonds as they occur.


Supplement Dated: September 25, 2008